

Organic TO GO

Delicious. Organic. Fast.™

It's What's Inside That Counts!™





Delicious Meals Created to a New Standard with Organic and Natural Ingredients



Apple Orchard Salad: Crisp apples, toasted walnuts and crumbled gorgonzola cheese with a honey-lemon vinaigrette on a bed of field greens and romaine.

Grilled Chicken Breast Sandwich: Grilled chicken with smoked mozzarella, topped with roasted sweet peppers and onions on a panino roll with our own herb spread.





Natural Roast Beef Sandwich: Natural roast beef piled on top of cheddar cheese and lettuce with a light horseradish sauce on artesian bread.

Organic to Go Company Overview

- Organic To Go was founded in November 2004 to create - first a regional and then a national - business which brought organic and natural American fare to the white collar worker where he/she works and to the college student on campus.

- OTG opened its first urban office tower location in Q1 '05. It acquired 10 Retail cafes in Q2 '05 and at the same time began to create a Catering/Delivery and Wholesale business (wholesale is defined as OTG-branded products being sold at non-OTG locations).

- OTG owns 13 Retail cafes, 2 Catering/Delivery Operations and a Wholesale business. Our food can be found:
  - In the belly of multi-tenant office towers
  - On corporate campuses (Microsoft & Starbucks)
  - Currently on 8 college campuses
  - At the LAX airport in 4 independent coffee cafes
  - Inception to date we have delivered over 35,000 orders

- On February 12, 2007, Organic to Go Inc. was formed to complete a reverse merger into a publicly traded shell, SP Holding Corporation (SPHG.OB)

- At the closing of the merger, we completed a private placement and received gross proceeds of approximately $6.9 million. Pursuant to this offering, we issued 5,523,000 shares and warrants to purchase 1,104,600 shares of our common stock with an exercise price of $2.50 per share. The placement agent warrants granted with this financing were recently exercised into 510,000 additional shares.

- Simultaneously with the closing of the merger, $5,260,500 of debt was converted into 4,629,240 shares and warrants to purchase 925,848 shares of our Common Stock with an exercise price of $2.50 per share.

- Organic to Go was created with the expectation that the organic and natural food industry ($14 billion) would grow to become more mainstream in the near term. This industry has grown approximately 18% annually for the past 10 years and is now a commonplace product mix in conventional grocery stores. Food service is following quickly behind.

Quarterly Sales Summary



$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
3,644,591
$3,004,679
$2,391,202
$2,295,116
$1,891,228
$1,780,779
$2,132,588
$1,656,246
Q2 2005
Q3 2005
Q4 2005
Q1 2006
Q2 2006
Q3 2006
Q4 2006
Q1 2007

Quarterly Highlights and Drivers

Q1 2005 – Opened first location in Seattle at Bank of America Tower
Q2 2005 – Acquired 12 Retail cafes from Briazz & launched Corporate Delivery business
Q3 2005 – Converted Seattle Briazz locations expanded Seattle Corporate Delivery
Q4 2005 – Seasonal sales decline
Q1 2006 – Changed Retail management and reconfigured cafés
Q2 2006 – Expanded Delivery and Wholesale operations
Q3 2006 – Grew corporate campus business
Q4 2006 – Expanded Wholesale operations and acquired a catering company in Los Angeles
Q1 2007 - Acquired a $2M catering company in Seattle and opened 2 new Retail locations, including our first hospital location



It's a changing world… and consumers are driving change.

Consumers are actively seeking…

- Healthful alternatives for themselves and their families
- Quality lifestyle upgrades
- Transparency in the information about the products they buy
- An emotional experience and connection with purchasing habits and authenticity in the products they purchase
- Below are examples of our upcoming marketing campaign


Be
Beautiful
Inside


Be
Beautiful
Inside

It's a changing world…
consumers connect with their products.



Be Beautiful Inside
Be Beautiful Inside
It's What's Inside
That Count
Delicious · Organic · Fast
TO GO
Take Out & Delivery

Organic To Go is the First USDA Certified Organic Fast Casual Café


Delicious. Organic. Fast.
Try Our
Delicious
Wraps
and Salads

Organic TO GO
Delicious. Organic. Fast.™
It's What's Inside That Counts!™

University Locations

- University of Washington
- University of Southern California
- University of California at Los Angeles
- California State University at Long Beach
- California State University at Pomona
- California State University at Fullerton
- California State University at Northridge
- California Technical Institute

Other Notable Accounts

- Microsoft Campus: 23 Locations
- Starbucks HQ
- Los Angeles International Airport: 4 Locations
- Jet Propulsion Laboratory
- University of Washington Medical Center (wholesale)
- UCLA Medical Center (wholesale)
- USC Health Sciences (wholesale)
- NBC Los Angeles (wholesale)




Organic
To Go
Delicious. Organic. Fast.
Our Commitment to Quality Starts at the Farm

Key Delivery Customers

Large corporations which have regular lunch meetings

Microsoft—Washington Mutual—Deloitte and Touche

Specialized businesses that meet our customer demographic

Starbucks—Access Hollywood—Amazon

Medical Centers--Pharmaceutical Reps

Swedish Medical—Pharmion—Eli Lilly—Pfizer--Medtronic



Organic To Go Serves up Authenticity & Transparency



Organic
TO GO
Delicious. Organic. Fast.
It's What's Inside That Counts
310.552.6995 · OrganicToGo.com · It's What's Insid
10 Good Reasons to Go Organic
Organic
TO GO
OrganicToGo.com · 800.304.4550
Organic To Go
Nutritional Facts
Whole Food
Natural Vitamins & Minerals 100%
Great Full Flavor 100%
Pesticides 100%
Antibiotics 0%
Hormones 0%
Irradiation 0%
Preservatives 0%
Conditioners 0%
Artificial Colors 0%
Synthetic Anything 0%
Super Refined Sugars 0%
Trans Fat 0%
0%



Why is organic prepared food important?

About 75% of the U.S. population now buys organic products over the course of a year, driving 15-20% annual growth for the past 10 years-*EarthTimes*

Initial triggers for using organic food include:

- Having children
- Family member having a health condition
- Saw or heard a story about food that caught their Interest - *The Hartman Group*

Organic food sales grow by as much as 20 percent a year and were forecast for $16 billion during 2006, or nearly 3 percent of all U.S. food spending. - *Organic Trade Association*

Organic To Go has focused on the lunch segment because: Sandwiches represents 25% of all food service or $121B in 2005 – *Market Research*

Quarterly Sales By Segment

130 % Growth in Wholesale, 154% Growth in Delivery and 26% Growth in Retail from Q1 2006 to Q1 2007


$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
Q1
Q2
Q3
Q4
Q1
2006
2007

	Q1 2006	Q2 2006	Q3 2006	Q4 2006	Q1 2007
Wholesale	$199,935	$222,759	$170,228	$276,031	$459,877
Delivery	$583,745	$784,496	$754,637	$1,306,598	$1,484,774
Retail	$1,348,908	$1,383,947	$1,370,129	$1,422,050	$1,699,940

Average Sales Per Business Day – All Revenue

107% Growth from January 2006 to March 2007



$65,000
$60,000
$55,000
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
Q1
Q2
Q3
Q4
Q1
2006
2007

Average Sales Per Business Day

Growth in all 3 sectors

Delivery

309 % Growth from January 2006 to March 2007


$25,000
$20,000
$15,000
$10,000
$5,000
$0
Q1
Q2
Q3
Q4
Q1
2006
2007

Wholesale

131 % Growth from January 2006 to March 2007


$8,000
$6,000
$4,000
$2,000
$0
Q1
Q2
Q3
Q4
Q1
2006
2007

Retail

33 % Growth from January 2006 to March 2007


$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
Q1
Q2
Q3
Q4
Q1
2006
2007

Multi-Channel Business Model Q4 '05 vs. Q4 '06

Tremendous Growth Potential

Organic TO GO
Delicious. Organic. Fast.™

Retail

- 10 cafes as of December, 2006
- Large, medium and kiosk locations
- Billboard for Delivery sales
- Retail sales are up 17% Q4 06 vs. Q4 05



Delivery

- Marquee customers include Microsoft, Westin Hotel, T-Mobile
- 80% of orders are recurring
- Delivery sales are up 225% Q4-06 vs. Q4-05


We Deliver!
OrganicToGo.com

Wholesale

- 9% of revenue and a tremendous profitable brand building opportunity
- Fresh Soup grab-and-go launched in 4th quarter 2006
- University sales are up over 67% Q4-06 vs. Q4-05


Adobe Chicken Chowder
ORGANIC



Multi-Channel Business Model

Results for Q1 '07 vs. Q1 '06

Organic TO GO
Delicious. Organic. Fast.™

Retail

- 12 cafes as of March, 2007
- Large, medium and kiosk locations
- Billboard for Delivery sales
- Retail sales are up 26% Q1 07 vs. Q1 06



Delivery

- Marquee customers include Microsoft, Westin Hotel, T-Mobile
- 80% of orders are recurring
- Delivery sales are up 154% Q1-07 vs. Q1-06


We Deliver!
OrganicToGo.com

Wholesale

- 9% of revenue and a tremendous profitable brand building opportunity
- Fresh Soup grab-and-go launched in 4th quarter 2006
- University sales are up over 130% Q1-07 vs. Q1-06


Adobe Chicken Chowder
ORGANIC



Summary Income Statement

		2005		2006
Number of Locations				
Existing Retail		10		8
Large Urban High-rise Retail		-		-
Mid Urban High-rise Retail		-		-
Kiosk & store within store		2		2
Total Locations		**12**		**10**
Revenue				
Total Revenue	$	6,275,786	$	9,663,111
Total Gross Margin	$	2,644,879	$	4,787,111
% of revenue		42.1%		49.5%
Total Expenses	$	4,164,305	$	6,339,291
% of revenue		66.4%		65.6%
Store & delivery contribution	$	(1,519,426)	$	(1,552,180)
% of revenue		-24.2%		-16.1%
Total G&A Expense	$	2,773,928	$	3,730,596
EBITDA	$	(4,947,525)	$	(5,695,776)
NET INCOME	$	(5,654,744)	$	(7,965,897)

Summary Balance Sheet

		2005		2006
Assets				
Current Assets				
Cash	$	250,274	$	868,831
Accounts Receivable		84,490		360,576
Inventory		278,149		236,445
Other Current Assets		65,502		158,031
Total Current Assets		678,415		1,623,883
FF&E		2,694,720		2,998,769
Prpd Ins, Deps, & Other Assets		119,813		576,012
Total Assets	**$**	**3,492,949**	**$**	**5,198,664**
Liabilities and Equity				
Current Liabilities				
Accounts Payable	$	1,634,317	$	1,345,066
Other Current Liabilities		2,504,623		1,108,623
Total Current Liabilities		4,138,940		2,453,689
Long-Term Debt		1,439,579		1,591,130
Shareholders' Equity		(2,085,570)		1,153,847
Total Liabilities and Equity	**$**	**3,492,949**	**$**	**5,198,666**



Summary Income Statement

		2006 Q4		2007 Q1
Number of Locations				
Existing Retail		8		8
Large Urban High-rise Retail		-		-
Mid Urban High-rise Retail		-		2
Kiosk & store within store		2		2
Total Locations		10		12
Revenue				
Total Revenue		2,947,216	$	3,618,029
Total Gross Margin	$	1,385,935	$	1,775,991
% of revenue		51.5%		49.1%
Total Expenses	$	3,767,323	$	3,462,312
% of revenue		106.7%		95.7%
Store & delivery contribution		(807,126)		(345,955)
% of revenue		-11.3%		-9.6%
Total G&A Expense		1,297,734	$	1,130,124
% of revenue		44%		31%
EBITDA	$	(2,381,389)	$	(1,686,321)
Depreciation, Amortization and Interest	$	(964,025)	$	(781,112)
NET INCOME	$	(3,345,414)	$	(2,467,433)

It's What's Inside That Counts!



Summary Balance Sheet

		2006 Q4		2007 Q1
Assets				
Current Assets				
Cash	$	864,831	$	2,783,688
Accounts Receivable		365,376		575,096
Inventory		236,145		327,237
Other Current Assets		189,031		608,834
Total Current Assets		1,655,383		4,294,856
FF&E		2,998,769		4,138,977
Prpd Ins, Deps, & Other Assets		623,012		187,602
Total Assets	**$**	**5,277,164**	**$**	**8,621,434**
Liabilities and Equity				
Current Liabilities				
Accounts Payable	$	1,388,966	$	1,137,741
Other Current Liabilities		7,159,988		2,064,301
Total Current Liabilities		8,548,954		3,202,042
Long-Term Debt		729,210		1,184,999
Shareholders' Equity		(4,001,000)		4,234,392
Total Liabilities and Equity	**$**	**5,277,164**	**$**	**8,621,434**



It's About the Brand

PEOPLE

- **Inspired Leadership** building a legacy company and community
- **Mission Driven Team Members** dedicated to the essence of our brand

PRODUCT INNOVATION

- **Delicious, Creative, Clean Food** that is American Fare
- **Delivering what our customers want** to order; how where and when they want it

Essence of Our Brand

Organic TO GO
Delicious. Organic. Fast.™

CUSTOMER CENTRIC FOCUS AND DEDICATION

- **Listening to our customer's needs**; striving for excellence in service
- **Understanding importance of building a sense** sense of community around our brand message

THOUGHT PROVOKING WAY TO LOOK AT FOODSERVICE

- **Good for Your Body**, Mind and Spirit
- **Food that is not only delicious** but great fuel for you and your associates at work for an individual or the entire company

Dedicated Board of Directors

Jason Brown, CEO, Has 25+ years experience in branded direct to consumer retail execution. He was CEO of Custom Nutrition Services, a supplement program that provided consumers with personalized vitamin solutions based on tailored medical expertise that was sold to drugstore.com. Previously the founder of Concept Development for 7 years, Columbia Sportswear NZ/Australia 3 years, and Cotton Comfort 12 years, all retail focused businesses.

Dave Smith is co-founder of Smith & Hawken, the garden tool company, which has annualized sales of >$150 million. He served as President and COO for over 8 years, building it into an industry leader. He has been involved in retail and catalog industries as an executive and consultant for over 20 years with companies such as: SelfCare, Real Goods, Diamond Organics, Seeds of Change and Organic Bouquet.

Peter Meehan is the CEO and co-founder of Newman's Own Organics. The company founded in 1993 by Paul Newman, Nell Newman, and Meehan is considered by many to be one of the most prominent brands in the Organic industry today. The company started as a division of Newman's Own and is now a multimillion dollar independent company.

Roy Bingham is a Managing Director of Health Business Partners, LLC, where he manages the merger and acquisition team, which focuses exclusively on the nutrition and consumer health care industries. In this capacity, he has personally managed more than 20 transactions with a value of over $120 million. Previously, Roy was a consultant with McKinsey & Company in Boston, where he gave strategic advice to numerous Fortune 500 companies.

Douglas Lioon joined HVL Incorporated in 1978 as a Sales Representative and was promoted to President in 1985. Doug created and developed the Douglas Laboratories brand and engineered the vertical integration strategy that grew Douglas Laboratories into one of the leaders in the Practitioner segment of the Dietary Supplement industry. When HVL was sold in December 2005 for $92 million, Doug remained as CEO.

Hass Hassan is a natural foods industry pioneer and entrepreneur. He currently sits on the Board of Whole Foods Markets (and has served as a director since June 2005). Hass was the Founder, President and CEO of Alfalfa's Markets, President of Wild Oats Markets, and subsequently the Founder and Executive Chairman of Fresh & Wild, the UK's leading retailer of organic foods, which sold to Whole Foods Markets in 2004. During his career Mr. Hassan has received industry recognition, including the Chain Store Retail Executive of the Year, Boulder Entrepreneur of the Year and EY National Entrepreneur of the Year awards.

Proven Management Team

Paul Campbell, Chief Financial Officer
23+ years of dedicated financial management. Paul is a successful, seasoned CFO with comprehensive experience in strategic planning, corporate finance and team leadership with expertise in the following: Public and Private Stock Offerings, Strategic and Annual Planning/Budget Development, and SEC and Board, presentation/reporting. Paul started working his foodservice finance career in 1984 with Taco Bell and then in 1990 joined Checkers Drive in Restaurants as CFO, growing the business from 30 restaurants to over 230 as company earnings increased from $73,000 to $10,700,000. He has also served as CFO with CUCINA! CUCINA!, INC, and FAMOUS DAVE'S OF AMERICA. Paul as Chief Financial Officer of Organic to Go. will oversee all areas of finance, planning and systems integration.

Andy Jacobs, Senior VP of Operations
25+ years in a career dedicated to food service operations. Andy has worked his way up from founding a small catering company to the position of VP of Operations in a full-service restaurant into his prior position beginning in 1989 of being one of the founding team members of the Food Court and Service Delicatessen at Costco. As Director of National Operation of the Service Deli/R&D, Andy continued to work as a key part of the expansion of Costco's food service departments, growing them to their current size of over $500 million in annual sales. He was awarded the Costco Salmon Award in Excellence, which only seven individuals have earned amongst 110,000 plus employees in the last 5 years. Andy will oversee all R&D, Purchasing, Production, and Delivery Operations at Organic to Go

Greg Atkinson, Creative Chef
25+ years of experience working in the restaurant industry. A charter member of the Seattle Chapter of Chefs, Greg is a Collaborative and Certified Culinary Professional with the International Association of Culinary Professionals. While the executive chef at Canlis he merited a coveted four stars for the makeover of the restaurant, once a bastion of conservative tastes, now a leader in sustainable food practices.

Michael Johnson, VP of Retail Operations and Business Development
20+ years experience managing restaurants, from white tablecloth cafes to Noah's Bagel Shop and Briazz Specialty Cafes. Michael has extensive experience in building customer centric teams in multi unit cafes and has been running all retail operations at OTG since January 2006. He joined OTG as part of the Briazz acquisition and has done an excellent job growing both our Retail operations and our new Wholesale program at universities



Proven Management Team

Wendy Tenenberg, VP of Marketing
25+ years in retail and direct to consumer marketing with extensive experience in customer acquisition and direct marketing. Prior to joining Concept Development, Wendy had over 10 years of experience working with Fortune 1000 companies delivering targeted brand building marketing and was most recently in charge of marketing at Custom Nutrition.

Prem Thudia, VP of Technology
15+ years plus of technology expertise with extensive expertise in interactive web design, database system design, and application development, as well experience with the Broad Vision Enterprise Platform, most recently Prem was at Custom Nutrition.

Tom Rogers, VP of Sales
11+ years experience in account management in the consumer packaged industry. Tom has been responsible for 120 Safeway stores, 80 OFC locations, 30 Haggens units and 30 Brown and Cole locations. Tom, has successfully Implemented the Organic to Go strategy for growth in Delivery and Casual Catering resulting in our current success month over month.

Peter Cassidy, Sr. Director of Kitchen Operations
25+ years of industry experience Peter started with a degree in Hotel and Restaurant Management then working for Hyatt Hotel group opening and managing multiple restaurants within the chain. His 15 years consulting enabled him to provide the same skill sets for numerous clients as he opened, trained and systemized operations for hotels and restaurants across the nation. He has run his own successful lunchbox catering company in downtown Seattle for 12 years which is now a part of OTG. Peter is also a classically trained chef, bringing the full range of food service experience to his operational knowledge.

Mary Pat Maher, Sr. Director of Procurement and Menu Development
20+ years of industry experience as an executive Chef, Food Production Manager, and Quality Assurance Supervisor and Trainer. 14 years with Lufthansa Service Group/Sky Chefs where she managed over 150 employees. During her tenure at Sky Chef she managed to the hygiene and sanitation standards set by the state and international regulators through the implemented of HACCP guidelines.



Organic TO GO

Delicious. Organic. Fast.™

It's What's Inside That Counts!™

Our goal is to exceed the needs and expectations of our Customers, Team Members, Stakeholders, and Vendor Partners by building a company focused on long term growth that creates a positive impact in the people's lives that we touch. In doing so, we will be a successful, profitable company with an expanding legacy for all of us to be proud of...

Our Service Commitment to Our Customers

Create delicious clean food and serve it when and where our customers want to have it. To further serve their needs by listening, learning and then updating our offering of selections and service. In doing so we will build fair, honest working relationships and become a trusted, dependable resource supported by innovation.

Our Commitment to Our Team Members

To provide exciting, nurturing career opportunities for our team members. To acknowledge the value of each person's contribution to our company: entrusting them with responsibility, facilitating personal and professional development, and providing competitive, merit based compensation and benefits which reward their good work and dedication.

To Our, Stakeholders

To exceed the expectations of our Stakeholders by delivering outstanding performance and commendable returns on their investments in a double bottom line fashion. Our driving goals are to make great financial returns on their investments and to build a material company that can provide career opportunities, give back to the community and wherever possible strive to be as environmentally friendly as we can.

To Our Community

We participate in our communities as a responsible and contributing member by providing local charitable organizations and fund-raising events with products, services and enthusiastic support whenever feasible. We are also committed to being a positive local and global citizen by expanding the reach and development of organic and sustainable practices in food production that help benefit our environment and overall health.

Safe Harbor Statement

Certain of the statements set forth in this presentation constitute "Forward Looking Statements" as defined by the securities and exchange commission. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate, or imply future results, performance or achievements, and may contain the words "estimate," "project," "intend," "forecast," "anticipate," "plan," "planning," "expect," "believe," "will," "will likely," "should," "could," "would," "may" or words or expressions of similar meaning. All such forward looking statements involve risks and uncertainties, including, but not limited to: the need for and availability of additional financing and the Company's access to capital; the outcome of a merger with a "shell" corporation; the future trading of the common stock of the merged corporation; and the period of time for which the proceeds of the Private Placement will enable the Company to fund its operations. Many important factors affect the ability to achieve the Company's stated objectives, the ability to obtain substantial additional funds, and to compete successfully against other products and services and to market products and services in a profitable manner. Therefore, you are cautioned that there also can be no assurance that the Forward-Looking statements included in this presentation will prove to be accurate. In light of the significant uncertainties inherent in the Forward Looking statements included herein, the inclusion of such information should not be regarded as a representation or warranty by the Company or any other person that our objectives and plans will be achieved in any specified time frame, if at all. Except to the extent required by applicable laws or rules, the Company does not undertake any obligation to update any forward-looking statements or to announce revisions to any of the forward-looking statements.